BLACKROCK FUNDSSM

BlackRock Real Estate Securities Fund

(the “Fund”)

Supplement dated December 17, 2021

to the Fund’s Summary Prospectuses and Prospectuses, each dated May 28, 2021

A substantially similar version of this Supplement was previously filed on November 30, 2021.

Effective January 1, 2022, the following change is made to the Fund’s Summary Prospectuses and Prospectuses:

The section of the Fund’s Prospectuses entitled “Fund Overview — Key Facts About BlackRock Real Estate Securities Fund — Performance Information” and the section of the Fund’s Summary Prospectuses entitled “Key Facts About BlackRock Real Estate Securities Fund — Performance Information” are supplemented as follows:

Effective January 1, 2022, the benchmark against which the Fund measures its performance will be changed from the MSCI U.S. REIT Index to the FTSE Nareit All Equity REITs Net Index. Fund management believes that the new benchmark is more representative of the sectors in which the Fund invests. The FTSE Nareit All Equity REITs Net Index is a free-float adjusted, market capitalization-weighted index of U.S. equity real estate investment trusts (“REITs”).

For the one year, five year and since inception (September 28, 2012) periods ended December 31, 2020, the average annual total returns for the FTSE Nareit All Equity REITs Net Index were -6.1%, 5.4%, and 7.0%, respectively.

Shareholders should retain this Supplement for future reference.

PR2-RESP-1221SUP